Exhibit 32.2

CERTIFICATION PURSUANT TO THE SARBANES-OXLEY ACT

18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Ash, CFO of The Tirex Corporation (the "Company") do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

  This Annual Report on Form 10-KSB of the Company for the period ended June 30, 2004 as filed with the Securities and Exchange Commission (the "report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/________________
Michael Ash, CFO

Date: October 14, 2004